AmREIT COMPANY LOGO

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                       Supplemental Financial Information
                                  June 30, 2007
                                   (Unaudited)

                   Table of Contents                                     Page #
                   -----------------                                     ------
Corporate Profile                                                          1
Consolidated Balance Sheets                                                2
Consolidated Statements of Operations                                      3
Consolidated Statements of Operations - Segments                         4 - 7

Summary of Operating Results
     Funds From Operations                                                 8
     Dividends - All Classes of Common Shares                              8
     Rental and Earned Income                                              9
     Real Estate Operating Revenue                                         9
     Discontinued Operations                                               10
     Interest Expense                                                      10

Summary Balance Sheet Information
     Common Share Data                                                     11
     Capitalization                                                        11
     Portfolio Net Asset Value                                             11

Debt Information
     Outstanding Balances and Terms                                     12 - 13
     Fixed vs. Variable Rate Debt                                          13

Property & Tenant Information
     Property Table                                                     14 - 15
     Tenant Concentration                                                  16
     Leasing Activity Report                                               16
     Lease Expiration Schedule                                             17

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2007. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a growing real estate company focused on the development, acquisition, construction, disposition, brokerage, leasing and management of shopping centers in major metropolitan markets throughout the Southwest and Southeast. The company deploys its broad range of real estate development and operating expertise to grow two distinct businesses within AmREIT. The first is a 1.1 million square foot portfolio of "Irreplaceable Corners TM" - Premier retail properties in high traffic, densely populated areas. The second is an advisory and sponsorship business that had a total of $280 million in assets under management as of June 30, 2007. Founded in 1985, AmREIT is a fully integrated equity real estate investment trust that has been public since 2002.


Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400 (713) 850-0498 (fax) www.amreit.com



Stock Exchange:

American Stock Exchange - AMY

Consolidated Balance Sheets:

                                                                                     June 30,      December 31,
                                                                                       2007             2006
                                                                                    ------------    ------------
ASSETS                                                                              (unaudited)
Real estate investments at cost:
      Land                                                                          $    133,249    $    124,751
      Buildings                                                                          139,378         140,487
      Tenant improvements                                                                  9,729           9,296
                                                                                    ------------    ------------
                                                                                         282,356         274,534
      Less accumulated depreciation and amortization                                     (13,124)        (10,628)
                                                                                    ------------    ------------
                                                                                         269,232         263,906
      Real estate held for sale, net                                                       1,763              --
      Net investment in direct financing leases held for investment                       19,181          19,204
      Intangible lease cost, net                                                          14,548          16,016
      Investment in merchant development funds and other affiliates                        3,253           2,651
                                                                                    ------------    ------------
           Net real estate investments                                                   307,977         301,777

Cash and cash equivalents                                                                  4,356           3,415
Tenant receivables, net                                                                    3,974           4,330
Accounts receivable, net                                                                   1,447           1,772
Accounts receivable - related party                                                        1,787           1,665
Notes receivable - related party                                                           6,776          10,104
Deferred costs                                                                             2,303           2,045
Other assets                                                                               4,372           3,322
                                                                                    ------------    ------------
TOTAL ASSETS                                                                        $    332,992    $    328,430
                                                                                    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
      Notes payable                                                                 $    157,545    $    144,453
      Accounts payable and other liabilities                                               5,220           9,162
      Security deposits                                                                      679             668
                                                                                    ------------    ------------
           TOTAL LIABILITIES                                                             167,120         158,243
                                                                                    ------------    ------------

Minority interest                                                                          1,162           1,137

Shareholders' equity:
      Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued             --              --
      Class A Common shares, $.01 par value, 50,000,000 shares authorized,
           6,591,259 and 6,549,950 shares issued, respectively                                66              65
      Class B Common shares, $.01 par value, 3,000,000 shares authorized,
           1,038,871 and 1,080,180 shares issued, respectively                                10              11
      Class C Common shares, $.01 par value, 4,400,000 shares authorized,
           4,150,471 and 4,145,531 shares issued, respectively                                42              41
      Class D Common shares, $.01 par value, 17,000,000 shares authorized,
           11,060,390 and 11,039,803 shares issued, respectively                             111             110
      Capital in excess of par value                                                     194,337         194,696
      Accumulated distributions in excess of earnings                                    (28,643)        (23,749)
      Cost of treasury shares, 166,694 and 292,238 Class A shares, respectively           (1,213)         (2,124)
                                                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                                                    164,710         169,050
                                                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $    332,992    $    328,430
                                                                                    ============    ============

Consolidated Statements of Operations:

                                                                                Quarter ended June 30,      Year to date June 30,
                                                                              -------------------------   -------------------------
                                                                                 2007           2006         2007           2006
                                                                              -----------   -----------   -----------   -----------
Revenues:
      Rental income from operating leases                                     $     7,733   $     7,487   $    14,815   $    13,460
      Earned income from direct financing leases                                      508           508         1,015         1,015
      Real estate fee income                                                          160            --           854           751
      Real estate fee income - related party                                          349           910         1,062         1,677
      Construction revenues                                                           695           319           792           940
      Construction revenues - related party                                           219         2,623         1,095         3,796
      Securities commission income - related party                                  1,484         1,227         2,477         2,618
      Asset management fee income - related party                                     312           186           596           344
                                                                              -----------   -----------   -----------   -----------
          Total revenues                                                           11,460        13,260        22,706        24,601
                                                                              -----------   -----------   -----------   -----------

Expenses:
      General and administrative                                                    1,911         2,254         4,120         4,136
      Property expense                                                              2,037         2,162         3,767         3,184
      Construction costs                                                              868         2,609         1,729         4,284
      Legal and professional                                                          479           288           774           597
      Real estate commissions                                                          26            --           447           540
      Securities commissions                                                        1,245         1,089         2,074         2,346
      Depreciation and amortization                                                 1,958         2,391         3,898         4,573
                                                                              -----------   -----------   -----------   -----------
          Total expenses                                                            8,524        10,793        16,809        19,660
                                                                              -----------   -----------   -----------   -----------
Operating income                                                                    2,936         2,467         5,897         4,941

Other income (expense):
          Interest and other income - related party                                   256           232           500           467
          (Loss) income from merchant development funds and other affiliates          (15)          208           (27)          306
          Federal income tax benefit for taxable REIT subsidiary                      302           184           501           269
          Interest expense                                                         (2,351)       (2,090)       (4,708)       (3,833)
          Minority interest in income of consolidated joint ventures                  (27)          (27)          (63)          (58)
                                                                              -----------   -----------   -----------   -----------
Income before discontinued operations                                               1,101           974         2,100         2,092

Income from discontinued operations, net of taxes                                      --           272             4           241
Gain on sales of real estate acquired for resale, net of taxes                         --             7            --            12
                                                                              -----------   -----------   -----------   -----------
          Income from discontinued operations                                          --           279             4           253
                                                                              -----------   -----------   -----------   -----------
Net income                                                                          1,101         1,253         2,104         2,345

Distributions paid to class B, C and D shareholders                                (2,711)       (2,914)       (5,416)       (5,820)
                                                                              -----------   -----------   -----------   -----------
Net loss available to class A shareholders                                    $    (1,610)  $    (1,661)  $    (3,312)  $    (3,475)
                                                                              ===========   ===========   ===========   ===========
Net loss per class A common share - basic and diluted
      Loss before discontinued operations                                     $     (0.25)  $     (0.31)  $     (0.52)  $     (0.59)
      Income from discontinued operations                                              --          0.04            --          0.04
                                                                              -----------   -----------   -----------   -----------
      Net loss                                                                $     (0.25)  $     (0.26)  $     (0.52)  $     (0.54)
                                                                              ===========   ===========   ===========   ===========
Weighted average class A common shares used to
      compute net loss per share, basic and diluted                                 6,411         6,348         6,366         6,339
                                                                              ===========   ===========   ===========   ===========

Segmented Statements of Operations:

                                                                          Asset Advisory
                                                                     --------------------------
                                                                                     Merchant
For the three months                                  Real Estate                   Development
ended June 30, 2007                     Portfolio     Operations     Securities        Funds          Total
                                       -----------    -----------    -----------    -----------    -----------
Rental income                          $     8,241    $        --    $        --    $        --    $     8,241
Securities commission income                    --             --          1,484             --          1,484
Real estate fee income                          --            509             --             --            509
Construction revenues                           --            914             --             --            914
Asset management fee income                     --             --             --            312            312
                                       -----------    -----------    -----------    -----------    -----------
                     Total revenue           8,241          1,423          1,484            312         11,460

General and administrative                     283          1,236            366             26          1,911
Property expense                             2,001             36             --             --          2,037
Construction costs                              --            868             --             --            868
Legal and professional                         346             83             50             --            479
Real estate commissions                         --             26             --             --             26
Securities commissions                          --             --          1,245             --          1,245
Depreciation and amortization                1,958             --             --             --          1,958
                                       -----------    -----------    -----------    -----------    -----------
                    Total expenses           4,588          2,249          1,661             26          8,524

Interest expense                            (2,203)          (139)            (9)            --         (2,351)
Other income/ (expense)                         63            473            (17)            (3)           516

Income from discontinued operations             (5)             5             --             --             --
                                       -----------    -----------    -----------    -----------    -----------
                   Net income (loss)   $     1,508    $      (487)   $      (203)   $       283    $     1,101
                                       -----------    -----------    -----------    -----------    -----------

                                                                           Asset Advisory
                                                                      --------------------------
                                                                                      Merchant
For the three months                                   Real Estate                   Development
ended June 30, 2006                      Portfolio     Operations     Securities        Funds         Total
                                        -----------    -----------    -----------    -----------   -----------
Rental income                           $     7,995    $        --    $        --    $        --   $     7,995
Securities commission income                     --             --          1,227             --         1,227
Real estate fee income                           --            910             --             --           910
Construction revenues                            --          2,942             --             --         2,942
Asset management fee income                      --             --             --            186           186
                                        -----------    -----------    -----------    -----------   -----------
                    Total revenue             7,995          3,852          1,227            186        13,260

General and administrative                      215          1,365            612             62         2,254
Property expense                              2,141             21             --             --         2,162
Construction costs                               --          2,609             --             --         2,609
Legal and professional                          235             39             14             --           288
Real estate commissions                          --             --             --             --            --
Securities commissions                           --             --          1,089             --         1,089
Depreciation and amortization                 2,391             --             --             --         2,391
                                        -----------    -----------    -----------    -----------   -----------
                    Total expenses            4,982          4,034          1,715             62        10,793

Interest expense                             (1,815)          (250)           (25)            --        (2,090)
Other income/ (expense)                         198             89            145            165           597

Income from discontinued operations             299            (20)            --             --           279
                                        -----------    -----------    -----------    -----------   -----------
                    Net income (loss)   $     1,695    $      (363)   $      (368)   $       289   $     1,253
                                        -----------    -----------    -----------    -----------   -----------

                                                                           Asset Advisory
                                                                      --------------------------
                                                                                      Merchant
For the six months                                     Real Estate                   Development
ended June 30, 2007                      Portfolio     Operations     Securities        Funds          Total
                                        -----------    -----------    -----------    -----------    -----------
Rental income                           $    15,830    $        --    $        --    $        --    $    15,830
Securities commission income                     --             --          2,477             --          2,477
Real estate fee income                           --          1,916             --             --          1,916
Construction revenues                            --          1,887             --             --          1,887
Asset management fee income                      --             --             --            596            596
                                        -----------    -----------    -----------    -----------    -----------
                    Total revenue            15,830          3,803          2,477            596         22,706

General and administrative                      710          2,467            851             92          4,120
Property expense                              3,694             73             --             --          3,767
Construction costs                               --          1,729             --             --          1,729
Legal and professional                          582            130             62             --            774
Real estate commissions                          --            447             --             --            447
Securities commissions                           --             --          2,074             --          2,074
Depreciation and amortization                 3,898             --             --             --          3,898
                                        -----------    -----------    -----------    -----------    -----------
                    Total expenses            8,884          4,846          2,987             92         16,809

Interest expense                             (4,433)          (264)           (11)            --         (4,708)
Other income/ (expense)                         286            630             96           (101)           911

Income from discontinued operations              (5)             9             --             --              4
                                        -----------    -----------    -----------    -----------    -----------
                    Net income (loss)   $     2,794    $      (668)   $      (425)   $       403    $     2,104
                                        -----------    -----------    -----------    -----------    -----------

                                                                          Asset Advisory
                                                                     --------------------------
                                                                                     Merchant
For the six months                                    Real Estate                   Development
ended June 30, 2006                     Portfolio     Operations     Securities        Funds         Total
                                       -----------    -----------    -----------    -----------   -----------
Rental income                          $    14,475    $        --    $        --    $        --   $    14,475
Securities commission income                    --             --          2,618             --         2,618
Real estate fee income                          --          2,428             --             --         2,428
Construction revenues                           --          4,736             --             --         4,736
Asset management fee income                     --             --             --            344           344
                                       -----------    -----------    -----------    -----------   -----------
                    Total revenue           14,475          7,164          2,618            344        24,601

General and administrative                     588          2,366          1,102             80         4,136
Property expense                             3,147             37             --             --         3,184
Construction costs                              --          4,284             --             --         4,284
Legal and professional                         478             95             24             --           597
Real estate commissions                         --            540             --             --           540
Securities commissions                          --             --          2,346             --         2,346
Depreciation and amortization                4,573             --             --             --         4,573
                                       -----------    -----------    -----------    -----------   -----------
                    Total expenses           8,786          7,322          3,472             80        19,660

Interest expense                            (3,558)          (250)           (25)            --        (3,833)
Other income/ (expense)                        508            152            137            187           984

Income from discontinued operations            273            (20)            --             --           253
                                       -----------    -----------    -----------    -----------   -----------
                   Net income (loss)   $     2,912    $      (276)   $      (742)   $       451   $     2,345
                                       -----------    -----------    -----------    -----------   -----------

                                     AmREIT
                          Summary of Operating Results

                                                                Three Months Ended          Six Months Ended
                                                                    June 30,                    June 30,
                                                            ----------------------------------------------------
Funds From Operations:                                         2007          2006          2007          2006
                                                            ----------    ------------------------    ----------
Income - before discontinued operations                     $    1,101    $      974    $    2,100    $    2,092
Income - from discontinued operations                               --           279             4           253
Plus depreciation of real estate assets - from operations        1,961         2,425         3,900         4,589
Plus depreciation of real estate assets - from
           discontinued operations                                  10             6            14            16
Adjustments for nonconsolidated affiliates                          19            39            36            69
Less gain on sale of real estate acquired for investment            --          (293)           --          (286)
Less class B, C & D distributions                               (2,711)       (2,914)       (5,416)       (5,820)
                                                            ----------    ------------------------    ----------
Total Funds From Operations available to class A
           shareholders                                     $      380    $      516    $      638    $      913
                                                            ==========    ========================    ==========

Weighted Average Class A Shares Outstanding                      6,411         6,348         6,366         6,733
                                                            ==========    ========================    ==========

Funds from Operations per Class A Share                     $     0.06    $     0.08    $     0.10    $     0.14

Dividends:
Class A Common share dividends per share                    $     0.12    $     0.12    $     0.24    $     0.24
Class B Common share dividends per share (1)                $     0.19    $     0.19    $     0.38    $     0.38
Class C Common share dividends per share (2)                $     0.17    $     0.17    $     0.34    $     0.34
Class D Common share dividends per share (3)                $     0.16    $     0.16    $     0.32    $     0.32





(1) The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly. The shares are currently convertible on a one-for-one basis into our class A common shares, and are callable by the Company on a one for one basis, or $10.18 in cash at the holders option.

(2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). We have the right to force conversion of the class C common shares into Class A common shares on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder's option.

(3) The class D common shares receive a fixed 6.5% annual dividend, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

                                                Three Months Ended       Six Months Ended
                                                     June 30,                 June 30,
                                             -----------------------   -----------------------
Rental and Earned Income:                       2007         2006         2007         2006
                                             ----------   ----------   ----------   ----------
Base minimum rent                            $    5,397   $    5,439   $   10,631   $    9,685
Earned income from direct financing leases          508          508        1,015        1,015
Straight line rent                                  163           91          310          115
Over/Under market rent                               50           33           81           35
Percentage rent                                      38           38           25          174
Tenant reimbursements                             1,932        1,886        3,615        2,850
Lease termination fees                              153           --          153          601
                                             ----------   ----------   ----------   ----------
       Total Rental and Earned Income        $    8,241   $    7,995   $   15,830   $   14,475
                                             ==========   ==========   ==========   ==========

                                                              Three Months Ended             Six Months Ended
                                                                   June 30,                      June 30,
                                                          --------------------------    --------------------------
Real Estate Operating Revenue:                               2007            2006           2007           2006
                                                          -----------    -----------    -----------    -----------
Development and construction management fees
         Merchant development funds and affiliates        $        45    $       112    $       453    $       276
         Unrelated third parties                                   92             --            158             --
Leasing and brokerage commissions
         Merchant development funds and affiliates                 95            718            193          1,219
         Unrelated third parties                                   68             --            696            751
Property management fees
         Merchant development funds and affiliates                209             80            416            182
         Unrelated third parties                                   --             --             --             --
                                                          -----------    -----------    -----------    -----------
                    Total Real Estate Operating Revenue   $       509    $       910    $     1,916    $     2,428
                                                          ===========    ===========    ===========    ===========

         Percent attributable to merchant                          69%           100%            55%            69%
         development funds and affiliates
         Percent attributable to unrelated third                   31%             0%            45%            31%
         parties

Discontinued Operations:                                         Quarter                         YTD
                                                        --------------------------    --------------------------
                                                           2007           2006           2007           2006
                                                        -----------    -----------    -----------    -----------
Rental revenue and earned income from DFL               $        44    $        24    $        68    $        52
Gain on sale of real estate held for investment                  --            293             --            286
Gain on sale of real estate held for resale                      --              7             --             12
                                                        -----------    -----------    -----------    -----------
                    Total revenues                               44            324             68            350
                                                        -----------    -----------    -----------    -----------
Property expense                                                 (7)          (112)            --           (114)
Other general and administrative                                 (6)            16             (6)             1
Federal income tax expense                                       (2)            15             (4)            13
Legal and professional                                           (3)            (2)            (5)           (13)
Depreciation and amortization                                   (11)            (6)           (14)           (16)
Minority interest                                                (6)            44            (12)            39
Interest expense                                                 (9)            --            (23)            (7)
                                                        -----------    -----------    -----------    -----------
                    Total expenses                              (44)           (45)           (64)           (97)
                                                        -----------    -----------    -----------    -----------
Income (loss) from discontinued operations                       --            279              4            253
Basic and diluted income from discontinued operations
                    per class A common share            $        --    $      0.04    $        --    $      0.04

                                              Three Months Ended              Six Months Ended
                                                   June 30,                       June 30,
                                          --------------------------    --------------------------
Interest Expense:                            2007           2006           2007           2006
                                          -----------    -----------    -----------    -----------
   Interest paid - floating rate          $        72    $       249    $       429    $       287
   Interest paid - fixed rate                   2,267          1,838          4,258          3,542
   Loan cost amortization                          71             61            138            119
   Out-of-market debt amortization                (59)           (58)          (117)          (115)
                                          -----------    -----------    -----------    -----------
                 Total Interest Expense   $     2,351    $     2,090    $     4,708    $     3,833
                                          -----------    -----------    -----------    -----------

                                     AmREIT
                        Summary Balance Sheet Information

                                                                June 30, 2007      December 31, 2006
                                                              -----------------    -----------------
Class A Common Share Data:
           Closing market price                               $            8.75    $            8.33

           Dividend yield                                                  5.71%                6.00%

           90-day average trading volume                                 12,719               16,474


Total Capitalization:

           Debt                                               $         157,545    $         144,453
           Class A common shares at market                               56,215               52,127
           Class B common shares as converted                             9,090                8,998
           Class C common shares as converted                            45,655               45,601
           Class D common shares as converted                           119,120              118,899
                                                              -----------------    -----------------
                                       Total Capitalization   $         387,626    $         370,078
                                                              =================    =================

           Debt to Total Capitalization                                    40.6%                39.0%


Portfolio Net Asset Value:
Annual Property NOI             $  24,060             ~

Average Property Cap Rate (1)        6.25%         6.65%

Property Gross Value              384,960       361,804
Notes Receivable                    6,776         6,776
Cash, Receivables, Other           20,410        20,410
                                -----------------------
      Total Asset Value           412,146       388,990

Notes Payable                    (153,479)     (153,479)
Security Deposits & A/P            (5,899)       (5,899)
                                -----------------------
      Total Liabilities          (159,378)     (159,378)

Minority Interest (2)              (2,992)       (2,992)

Total Net Asset Value (NAV)       249,776       226,620

NAV - Non Traded Shares (3)       170,497       170,497
NAV - class A common shares (3)    79,279        56,123


NAV - Per Class A common (3)    $   12.34     $    8.74


(1) We have widened the upper end of our Average Property Cap Rate range from 6.50% to 6.65% as a result of the current volatile market conditions.
(2) Includes the portion of the net asset value that is owned by third parties or management, such as management's ownership interest in AAA CTL.
(3) NAV and NAV per share represent only the portfolio value and other liquid assets. We have not valued the asset advisory business or any of our general partner back end interests in the above analysis.
--------------------------------------------------------------------------------

                                     AmREIT
                                Debt Information

Description               Amount        Amount
                       Outstanding   Outstanding     Interest     Annual Debt     Maturity
                        06-30-2007    12-31-2006       Rate         Service         Date
-------------------------------------------------------------------------------------------
Credit Facility (1)    $     5,856   $    11,929          7.19%   $       421     11/4/2007
                       -------------------------
     2007 Maturities   $     5,856   $    11,929

MacArthur Park         $    13,410   $    13,410          6.17%   $       827     12/1/2008
                       -------------------------
     2008 Maturities   $    13,410   $    13,410

Sugarland IHOP         $     1,133   $     1,155          8.25%   $       138      3/1/2011
Sugar Land Plaza             2,272         2,286          7.60%           203     11/1/2011
                       -------------------------
     2011 Maturities   $     3,405   $     3,441

Albuquerque IHOP       $       659   $       670          7.82%   $        75     4/24/2012
Baton Rouge IHOP             1,088         1,107          7.82%           124     4/24/2012
Beaverton IHOP                 772           785          7.82%            88     4/16/2012
Charlottesville IHOP           548           558          7.82%            62     4/24/2012
El Paso #1934 IHOP             662           673          7.82%            75     4/16/2012
Rochester IHOP                 828           842          7.82%            94     4/16/2012
Shawnee IHOP                   653           665          7.82%            74     4/18/2012
5115 Buffalo Spdwy           2,715         2,731          7.58%           241     5/11/2012
Salem IHOP                     542           551          7.82%            61     5/17/2012
Springfield IHOP               899           915          7.82%           102     6/21/2012
Roanoke IHOP                   624           635          7.89%            71     7/26/2012
Centerville IHOP             1,091         1,110          7.89%           124     7/26/2012
Memphis #4462 IHOP           1,180         1,199          7.89%           134     7/19/2012
Alexandria IHOP                630           640          7.89%            71     7/19/2012
El Paso #1938 IHOP             788           802          7.89%            89     8/23/2012
La Verne IHOP                  657           668          7.89%            74     8/23/2012
Memphis #4482 IHOP             685           696          7.89%            77     8/23/2012
Parker IHOP                    737           749          7.89%            83     8/23/2012
                       -------------------------
     2012 Maturities   $    15,758   $    15,996

Cinco Ranch            $     8,229   $     8,298          5.60%   $       601     7/10/2013
Plaza in the Park           17,392        17,538          5.60%         1,270     7/10/2013
                       -------------------------
     2013 Maturities   $    25,621   $    25,836

Description                 Amount        Amount
                         Outstanding   Outstanding      Interest    Annual Debt      Maturity
                          06-30-2007    12-31-2006       Rate         Service          Date
---------------------------------------------------------------------------------------------
Uptown Park              $    49,000   $    49,000          5.37%   $     2,631      6/1/2015
                         -----------   -----------
     2015 Maturities     $    49,000   $    49,000

Southbank - Riverwalk    $    20,000   $        --          5.91%   $     1,182      6/1/2016
                         -----------   -----------
     2016 Maturities     $    20,000   $        --

Bakery Square            $     3,838   $     3,967          8.00%   $       571     2/10/2017
Uptown Plaza Dallas      $    19,900   $        --          5.64%   $       783      4/1/2017
                         -----------   -----------
     2017 Maturities     $    23,738   $     3,967

                         -----------   -----------
  Total Maturities (2)   $   156,788   $   143,579
                         =========================

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of June 30, 2007 remain constant through maturity.

(2) Total maturities above are $757 thousand and $874 thousand less than total debt as reported in our consolidated financial statements as of June 30, 2007 and December 31, 2006, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Fixed vs. Variable Rate Debt:

                           June 30,          % of        December 31,        % of
                             2007            Total           2006            Total
                         ------------------------------------------------------------
Variable rate            $      5,856             3.7%   $     11,929             8.3%
Fixed rate                    151,689            96.3%        132,524            91.7%
                         ------------    ------------    ------------    ------------
                         $    157,545           100.0%   $    144,453           100.0%

                                     AmREIT
                          Property & Tenant Information

Multi-Tenant Shopping Centers                  Major Tenants                  City
-----------------------------------------------------------------------------------------
Uptown Park - Phase I and II          Ann Taylor, McCormick & Schmick's      Houston
Southbank - Riverwalk                          Hard Rock Cafe              San Antonio
MacArthur Park and Pad Sites                       Kroger                    Irving
Plaza in the Park                                  Kroger                    Houston
Cinco Ranch                                        Kroger                    Houston
Bakery Square                            Walgreens & Bank of America         Houston
Uptown Plaza                                    CVS/pharmacy                 Houston
Woodlands Plaza                          FedEx/Kinkos & Rug Gallery       The Woodlands
Sugarland Plaza                                Mattress Giant               Sugarland
Terrace Shops                                     Starbucks                  Houston
584 N. Germantown Pkwy
(Baptist Memorial Medical Plaza)        Auto Zone & Baptist Memorial         Memphis
Courtyard on Post Oak                         Verizon Wireless               Houston
Uptown Plaza - Dallas                   Grotto, Century Bank, Pei Wei        Dallas

Multi-Tenant Shopping Centers Total

                                                                        Annualized
                                                                       Based Rent as
                                                Date                    of June 30,        %
Multi-Tenant Shopping Centers         State   Acquired         GLA          2007        Leased
------------------------------------------------------------------------------------------------
Uptown Park - Phase I and II           TX     6/1/2005        169,110   $4,946,926           98%
Southbank - Riverwalk                  TX    9/30/2005         46,673    1,511,552          100%
MacArthur Park and Pad Sites           TX   12/04 &12/05      237,381    3,827,651           95%
Plaza in the Park                      TX     7/1/2004        144,062    2,596,122           98%
Cinco Ranch                            TX     7/1/2004         97,297    1,228,515           99%
Bakery Square                          TX    7/21/2004         34,614      852,138          100%
Uptown Plaza                           TX    12/10/2003        28,000    1,236,646          100%
Woodlands Plaza                        TX     6/3/1998         20,018      373,317          100%
Sugarland Plaza                        TX     7/1/1998         16,750      349,612          100%
Terrace Shops                          TX    12/15/2003        16,395      440,628          100%
584 N. Germantown Pkwy
(Baptist Memorial Medical Plaza)       TN    7/23/2002         15,000      194,026           75%
Courtyard on Post Oak                  TX    6/15/2004         13,597      477,361          100%
Uptown Plaza - Dallas                  TX    3/30/2006         33,840    1,619,902          100%
                                                            ----------------------
Multi-Tenant Shopping Centers Total                           872,737   19,654,396

                                                                                      Annualized
                                                                                     Base Rent as
    Single Tenant                                              Date                   of June 30,       %
   (Ground Leases)                        City       State   Acquired         GLA        2007         Leased
-------------------------------------------------------------------------------------------------------------
CVS Corporation                          Houston       TX    1/10/2003      13,824   $    327,167         100%
Darden Restaurants                    Peachtree City   GA   12/18/1998       6,867         79,366         100%
Carlson Restaurants                      Hanover       MD    9/16/2003       6,802        141,674         100%
Citibank                               San Antonio     TX   12/17/2004       4,439        159,979         100%
Washington Mutual                        Houston       TX   12/11/1996       3,685         98,155         100%
Washington Mutual                     The Woodlands    TX    9/23/1996       3,685         63,996         100%
Woodlands Ring Road - Ground Leases   The Woodlands    TX     2/1/2007      66,349        667,341         100%
                                                                         ------------------------
Single Tenant (Ground Leases) Total                                        105,651      1,537,678

                                                                                      Annualized
                                                                                     Base Rent as
                                                             Date                     of June 30,        %
Single Tenant (Fee Simple)            City        State    Acquired        GLA           2007          Leased
---------------------------------------------------------------------------------------------------------------
Golden Corral                        Houston       TX      7/23/2002      12,000           182,994         100%
Golden Corral                        Humble        TX      7/23/2002      12,000           181,688         100%
Carlson Restaurants                  Houston       TX      7/23/2005       8,500           200,000         100%
#1483 IHOP Corporation              Sugarland      TX      9/22/1999       4,020           189,660         100%
#1737 IHOP Corporation (5)         Centerville     UT      7/25/2002       4,020           163,380         100%
#4462 IHOP Corporation (5)           Memphis       TN      8/23/2002       4,020           179,376         100%
#5318 IHOP Corporation               Topeka        KS      9/30/1999       4,020           158,892         100%
AFC, Inc.                            Atlanta       GA      7/23/2002       2,583           119,279         100%
Sunbelt Rental (1)                  Champaign      IL      5/23/2007          --          Note (1)     Note (1)
Advance Auto (1)(2)(3)(4)            Various     Various    Various       14,000          Note (1)     Note (1)
                                                                          ------------------------
Single Tenant (Fee Simple) Total                                          65,163         1,375,269

                                                                           Annualized
                                                                          Base Rent as
                                                  Date                     of June 30,            %
Single Tenant (Leasehold)     City      State    Acquired       GLA           2007              Leased
---------------------------------------------------------------------------------------------------------------
IHOP Corporation (5)         Various   Various   Various       60,300   $     1,555,800          100%
                                                           ----------------------------

                              Company Total GLA % Leased    1,103,851   $    24,123,143           98%

(1)   Under Development (GLA represents proposed leaseable square footage).

(2)   Held for Sale

(3)   Held in joint venture of which we are the managing 50% owner.

(4) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.

(5) IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT,19.6% of which is owned by AmREIT Income & Growth Fund, one of our affiliated merchant development funds, and 1.4% of which is owned by unaffiliated third parties. We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long-term incentive compensation program. Accordingly, approximately half of the future net cash flows from such participation interest are owned by management

Top Tenants by revenue concentration for the six months ended June 30, 2007:

                                                                  % of Total
                                                                   Operating
Tenant                                           Rental Income      Revenue
                                                --------------   --------------
Kroger                                          $        1,696             7.47%
IHOP Corporation                                         1,124             4.95%
CVS/Pharmacy                                               562             2.48%
Landry's                                                   524             2.31%
Linens `N Things                                           437             1.92%
Hard Rock Cafe International                               340             1.50%
Cosniac Restaurant Group                                   296             1.30%
Champps Entertainment, Inc.                                277             1.22%
Barnes & Noble                                             267             1.18%
Starbucks                                                  250             1.10%
                                                --------------   --------------
Total                                           $        5,773            25.42%
                                                ==============   ==============

Leasing Activity for the quarter ended June 30, 2007:

                                                                                Rent per sq. ft.
                                                                         -------------------------------
                                        # of leases      Total sq. ft.      New Rent         Old Rent        % Change
                                       --------------   --------------   --------------   --------------   --------------
New leases                                   6                  12,035   $        33.23              N/A              N/A

Activity on Existing Leases:
      Lease renewals                         5                  19,928   $        22.70   $        20.19            12.43%
      Non-renewals                           0                      --              N/A               --              N/A
      Expired/Cancelled leases               1                   1,633              N/A   $        30.00              N/A

Lease Expirations by Year:

                            Number of
       Expiration            Leases                Square              Percent
          Year              Expiring               Footage             Of Total
--------------------------------------------------------------------------------
          2007                  6                     7,865               0.63%
          2008                 22                    67,553               5.44%
          2009                 34                    94,717               7.63%
          2010                 33                   130,074              24.55%
          2011                 51                   191,675              15.44%
          2012                 17                    59,118               4.76%
          2013                  8                    34,363               2.77%
          2014                  7                    27,220               2.19%
          2015                  2                     7,251               0.58%
          2016                 11                    53,168               4.28%
          2017                  6                    45,873               3.70%
          2019                  1                     4,020               0.32%
          2020                  4                    75,991               6.12%
          2021                  3                    89,676               7.22%
          2022                  1                     4,020               0.32%
          2023                  1                    63,373               5.11%
          2024                  3                    21,864               1.76%
          2025                  7                    45,597               3.67%
          2026                  4                    16,080               1.30%
          2027                  3                    12,060               0.97%
          2056                  1                    15,120               1.22%
--------------------------------------------------------------------------------
         Totals                225                1,066,678             100.00%